Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Financial Statements:

Introduction	F-2

Unaudited Pro Forma Condensed Consolidated Balance Sheet at January 27, 2008	F-3

Unaudited Pro Forma Condensed Consolidated Balance Sheet at April 29, 2007	F-4

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended January 27, 2008	F-5

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended April 29, 2007	F-6

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended April 30, 2006	F-7

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended April 24, 2005	F-8

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-9

Introduction

The following unaudited pro forma condensed consolidated financial statements give effect to the sale of Fleetwood Folding Trailers, Inc. (“Folding Trailers”), a wholly owned subsidiary of Fleetwood Enterprises, Inc. (“Fleetwood”) to FTCA, LLC.

The unaudited pro forma condensed consolidated balance sheets present the financial position of Fleetwood at January 27, 2008 and April 29, 2007, giving effect to the disposition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended January 27, 2008 and for each of the three years in the period ended April 29, 2007, give effect to the sale as if it occurred at the beginning of each such period.

The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of the Company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including the related notes thereto.

 FLEETWOOD ENTERPRISES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JANUARY 27, 2008
(Amounts in thousands)

	January 27, 2008
	(a) As Reported	(b) Pro Forma Adjustments	Pro Forma without Folding Trailers
Assets
Cash	$20,089	$12,409	$32,498
Marketable investments	24,990	—	24,990
Receivables	118,717	(5,786)	112,931
Inventories	183,236	(10,733)	172,503
Deferred taxes, net	9,160	—	9,160
Other current assets	9,051	(1,373)	7,678

Total current assets	365,243	(5,483)	359,760

Property, plant and equipment, net	160,338	(6,061)	154,277
Deferred taxes, net	42,362	(2,500)	39,862
Cash value of company-owned life insurance, net	15,227	—	15,227
Goodwill	6,316	(6,316)	—
Other assets	39,378	—	39,378

Total assets	$628,864	$(20,360)	$608,504

Liabilities and Shareholders’ Equity
Accounts payable	$35,552	$(2,332)	$33,220
Employee compensation and benefits	35,601	(3,504)	32,097
Federal and state income taxes	3,874	—	3,874
Product warranty reserves	38,723	(2,584)	36,139
Insurance reserves	20,326	—	20,326
Accrued interest	4,768	—	4,768
Other short-term borrowings	8,362	—	8,362
5% convertible senior subordinated debentures	100,000	—	100,000
Liabilities of discontinued operations	—	18,875 (c)	18,875
Other current liabilities	61,885	(21,638)	40,247

Total current liabilities	309,091	(11,183)	297,908

Deferred compensation and retirement benefits	21,646	—	21,646
Product warranty reserves	20,410	(1,391)	19,019
Insurance reserves	36,314	—	36,314
6% convertible subordinated debentures	160,142	—	160,142
Other long-term debt	17,482	—	17,482

Total liabilities	565,085	(12,574)	552,511

Commitments and contingencies

Shareholders’ equity	63,779	1,854 (d)	55,993
		(9,640)
Total liabilities and shareholders’ equity	$628,864	$(20,360)	$608,504

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FLEETWOOD ENTERPRISES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

APRIL 29, 2007
(Amounts in thousands)

	April 29, 2007
	(a) As Reported	(b) Pro Forma Adjustments	Pro Forma without Folding Trailers
Assets
Cash	$52,128	$15,332	$67,460
Marketable investments	24,161	—	24,161
Receivables	123,535	(5,201)	118,334
Inventories	174,910	(11,966)	162,944
Deferred taxes, net	7,847	—	7,847
Other current assets	11,256	(1,149)	10,107

Total current assets	393,837	(2,984)	390,853

Property, plant and equipment, net	192,229	(6,775)	185,454
Deferred taxes, net	46,488	(2,500)	43,988
Cash value of company-owned life insurance, net	22,956	—	22,956
Goodwill	6,316	(6,316)	—
Other assets	41,345	—	41,345

Total assets	$703,171	$(18,575)	$684,596

Liabilities and Shareholders’ Equity
Accounts payable	$52,226	$(2,101)	$50,125
Employee compensation and benefits	50,766	(3,748)	47,018
Federal and state income taxes	2,961	—	2,961
Product warranty reserves	45,926	(3,704)	42,222
Insurance reserves	18,629	—	18,629
Accrued interest	7,526	—	7,526
Other short-term borrowings	7,314	—	7,314
5% convertible senior subordinated debentures	—	—	—
Liabilities of discontinued operations	—	17,900 (c)	17,900
Other current liabilities	69,970	(19,293)	50,677

Total current liabilities	255,318	(10,946)	244,372

Deferred compensation and retirement benefits	28,237	—	28,237
Product warranty reserves	23,253	(1,994)	21,259
Insurance reserves	34,560	—	34,560
5% convertible senior subordinated debentures	100,000	—	100,000
6% convertible subordinated debentures	160,142	—	160,142
Other long-term debt	17,508	—	17,508

Total liabilities	619,018	(12,940)	606,078

Commitments and contingencies

Shareholders’ equity	84,153	1,854 (d)	78,518
		(7,489)
Total liabilities and shareholders’ equity	$703,171	$(18,575)	$684,596

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FLEETWOOD ENTERPRISES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JANUARY 27, 2008

(Amounts in thousands, except per share data)

	Nine Months Ended January 27, 2008
	(a) As Reported	(e) Pro Forma Adjustments		Pro Forma Without Folding Trailers
Net sales:
RV Group	$946,789	$59,443		$887,346
Housing Group	390,371	—		390,371
Supply Group	18,715	—		18,715
	1,355,875	59,443		1,296,432

Cost of products sold	1,145,934	49,566		1,096,368
Gross profit	209,941	9,877		200,064
Operating expenses	217,574	9,346		208,228
Other operating (income) expense, net	(6,881)	23		(6,904)
	210,693	9,369		201,324

Operating loss	(752)	508		(1,260)
Other income (expense):
Investment income	3,726	—		3,726
Interest expense	(18,346)	(900	)(f)	(17,446)
	(14,620)	(900)		(13,720)

Loss from continuing operations before income taxes	(15,372)	(392)		(14,980)
Provision for income taxes	(4,023)	—		(4,023)
Loss from continuing operations	$(19,395)	$(392)		$(19,003)

Basic and diluted loss per common share from continuing operations	$(.30)			$(.30)

Weighted average common shares	64,219			64,219

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FLEETWOOD ENTERPRISES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED APRIL 29, 2007
(Amounts in thousands, except per share data)

	Year Ended April 29, 2007
	(a) As Reported	(e) Pro Forma Adjustments		Pro Forma without Folding Trailers
Net sales:
RV Group	$1,441,810	$88,575		$1,353,235
Housing Group	518,258	—		518,258
Supply Group	47,854	—		47,854
	2,007,922	88,575		1,919,347

Cost of products sold	1,730,536	76,166		1,654,370
Gross profit	277,386	12,409		264,977
Operating expenses	331,900	20,162		311,738
Other operating expenses, net	12,502	15		12,487
	344,402	20,177		324,225

Operating loss	(67,016)	(7,768)		(59,248)
Other income (expense):
Investment income	5,902	—		5,902
Interest expense	(28,457)	(2,900	) (f)	(25,557)
Other, net	18,530	—		18,530
	(4,025)	(2.900)		(1,125)

Loss from continuing operations before income taxes	(71,041)	(10,668)		(60,373)
Provision for income taxes	(16,609)	—		(16,609)
Loss from continuing operations	$(87,650)	$(10,668)		$(76,982)

Basic and diluted loss per common share from continuing operations	$(1.37)			$(1.20)

Weighted average common shares	63,964			63,964

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FLEETWOOD ENTERPRISES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2006
(Amounts in thousands, except per share data)

	Year Ended April 30, 2006
	(a) As Reported	(e) Pro Forma Adjustments	Pro Forma without Folding Trailers
Net sales:
RV Group	$1,612,217	$84,108	$1,528,199
Housing Group	795,596	—	795,596
Supply Group	50,214	—	50,214
Intercompany sales	(25,627)	—	(25,627)
	2,432,400	84,018	2,348,382

Cost of products sold	2,009,708	72,848	1,936,860
Gross profit	422,692	11,170	411,522
Operating expenses	387,133	15,451	371,682
Other operating expenses, net	6,054	33	6,021
	393,187	15,484	377,703

Operating income	29,505	(4,314)	33,819
Other income (expense):
Investment income	5,437	—	5,437
Interest expense	(29,662)	—	(29,662)
	(24,225)	—	(24,225)
Income from continuing operations before income taxes	5,280	(4,314)	9,594

Provision for income taxes	(11,345)	—	(11,345)
Loss from continuing operations	$(6,065)	$(4,314)	$(1,751)

Basic and diluted loss per common share from continuing operations	$(0.10)		$(0.03)

Weighted average common shares	59,506		59,506

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FLEETWOOD ENTERPRISES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED APRIL 24, 2005
(Amounts in thousands, except per share data)

	Year Ended April 24, 2005
	(a) As Reported	(e) Pro Forma Adjustments	Pro Forma without Folding Trailers
Net sales:
RV Group	$1,659,882	$85,181	$1,574,701
Housing Group	785,547	—	785,547
Supply Group	57,020	—	57,020
Intercompany sales	(127,737)	—	(127,737)
	2,374,712	85,181	2,289,531

Cost of products sold	1,979,482	75,745	1,903,737
Gross profit	395,230	9,436	385,794
Operating expenses	420,187	18,890	401,297
Other operating expenses, net	18,581	14,818	3,763
	438,768	33,708	405,060

Operating loss	(43,538)	(24,272)	(19,266)
Other income (expense):
Investment income	2,385	—	2,385
Interest expense	(27,349)	—	(27,349)
Other, net	(2,724)	—	(2,724)
	(27,688)	—	(27,688)
Loss from continuing operations before income taxes	(71,226)	(24,272)	(46,954)
Provision for income taxes	(1,351)	—	(1,351)

Loss from continuing operations	$(72,577)	$(24,272)	$(48,305)

Basic and diluted loss per common share from continuing operations	$(1.31)		$(0.87)

Basic and diluted weighted average common shares	55,332		55,332

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(Amounts in thousands)

(a)                      Reflects the historical financial position and results of operations of Fleetwood Enterprises, Inc. (“Fleetwood”) for the periods and dates shown.

(b)                     Reflects the results of the sale of the assets and certain liabilities of Folding Trailers to FTCA, LLC summarized as follows:

	January 27, 2008	April 29, 2007

Cash proceeds received at closing	$12,409	$15,332
Less estimated transaction costs	(500)	(500)
Net Consideration	$11,909	$14,832
Assets of discontinued operations	(32,769)	(33,907)
Liabilities of discontinued operations	13,074	13,440
Minimum pension liability (d)	(1,854)	(1,854)
Estimated loss on sale	$(9,640)	$(7,489)

The unaudited pro forma condensed consolidated balance sheets reflect an adjustment to retained earnings for the estimated loss on sale calculated above. The cash proceeds and estimated loss on sale are based on balances as of January 27, 2008 and April 29, 2007 and will vary based on the actual balances at the closing date. The actual proceeds and loss could vary based on the post-closing working capital adjustment but are expected to approximate $10.7 million and $7.6 million, respectively. The sale is not expected to generate any income tax benefit or provision.

(c)                      Reflects the liabilities of discontinued operations which are not assumed by FTCA, LLC.

(d)                     Reflects the elimination of the minimum pension liability in equity.

(e)                      Reflects the elimination of the revenues and expenses of Folding Trailers.

(f)                        Reflects the elimination of interest expense directly attributable to Folding Trailers.